                                                                   EXHIBIT 99.1

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.




DATE PREPARED: SEPTEMBER 16, 1997

                             PRELIMINARY TERM SHEET

                                  $120,000,000
                     FUND AMERICA INVESTORS TRUST 1997-NMC1
              COLLATERALIZED MORTGAGE OBLIGATIONS, SERIES 1997-NMC1

                          NATIONAL MORTGAGE CORPORATION
                               SELLER AND SERVICER

----------------------------------------------------------------------------------------------------------------------
                              WAL to Call/Mat.    Payment Window to Call/Mat.   Assumed                     Expected
  Class        Amount(2)          (Yrs)(1)                (Mos)(1)               Price      Benchmark      S&P/Moodys
  -----        ---------          --------                --------               -----      ---------      ----------
    A        $120,000,000       2.97 / 3.21              1-95/1-196             100-00      1 M LIBOR       AAA/AAA
----------------------------------------------------------------------------------------------------------------------
  Total      $120,000,000
----------------------------------------------------------------------------------------------------------------------

(1) These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact your sales representative. See "Pricing Prepayment Speed" below.

(2) Final bond size subject to a variance of +/- 5%.


Underwriters:              Greenwich Capital Markets, Inc. (Lead Manager);
                           ContiFinancial Services Corporation (Co-Manager).
Seller & Servicer:         National Mortgage Corporation.
Depositor:                 Fund America Investors Corporation II.
Bond Insurer:              MBIA Insurance Corporation.
Indenture Trustee:         Norwest Bank Minnesota, N.A.
Owner Trustee:             Wilmington Trust Company.
Federal Tax Status:        It is anticipated that the Bonds will evidence debt
                           obligations for federal income tax purposes.
Registration:              The Bonds will be available in book-entry form
                           through DTC, Cedel Bank S.A. and the Euroclear
                           System.
Expected Pricing Date:     Thursday,  September 18, 1997
Expected Closing Date:     Tuesday, September 30,1997
Expected Settlement Date:  Wednesday, October 1, 1997
Cut-off Date:              Close of  business,  September 1, 1997
Accrued Interest:          Price will include interest accrued from the Closing
                           Date to, but not including the Settlement Date.
Interest Accrual Period:   For the first Payment Date, interest will accrue from
                           the Closing Date to, but not including October 27,
                           1997. Thereafter, the accrual period will be from and
                           including the prior Payment Date, to, but not
                           including the next Payment Date on an actual/360
                           basis.
Payment Dates:             25th day of each month (or the next succeeding
                           business day) commencing October 27, 1997.
Credit Enhancement:        A surety wrap provided by MBIA Insurance Corporation.
                           MBIA benefits from an overcollateralization feature.
ERISA Eligibility:         The Bonds are expected to be ERISA eligible.
                           Prospective investors must review the Prospectus and
                           Prospectus Supplement and consult with their
                           professional advisors for a more detailed description
                           of these matters prior to investing in the Class A
                           Bonds.
SMMEA Treatment:           The Bonds will constitute "mortgage related
                           securities" for purposes of SMMEA.
Optional Termination:      10% optional termination provision (Redemption Date).
Pricing Prepayment Speed:  Constant 25% CPR.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.




Mortgage Loans:            The Mortgage Loans to be included in the Trust will
                           consist of adjustable rate loans secured by first-lien mortgages or deeds of trust primarily on one- to four family residential properties. The aggregate principal balance of the initial loans
                           ("Initial Mortgage Loans") will be approximately
                           $110,925,309 as of the Cut-off Date. On the Closing
                           Date, additional loans ("Additional Mortgage Loans") with an aggregate principal balance not to exceed approximately $16,993,473 having similar characteristics as the Initial Mortgage Loans will be deposited into the Trust. The statistical information provided herein is based on the Initial Mortgage
                           Loans as of the Cut-off Date and may vary in certain limited respects from comparable information based on the actual composition of the Mortgage Loans on the Closing Date, although any such variance will not be material. The sum of the Cut-off Date principal balances of the initial loans and the applicable cut-off date principal balances of the additional loans is the "Original Mortgage Principal Balance".


                               CREDIT ENHANCEMENT

Credit enhancement for Class A Bonds will consist of a financial guaranty insurance policy (the "Insurance Policy") provided by MBIA Insurance Corporation ("MBIA"). MBIA benefits from an overcollateralization feature which is described under "Excess Cash - Overcollateralization" under "Distributions of Interest and Principal" below.

The Insurance Policy

MBIA Insurance Corporation will issue a financial guaranty insurance policy which will guarantee on each Payment Date the payment of the "Bond Interest Rate" (as defined below) and an "Overcollateralization Deficit". The Overcollateralization Deficit for the Bonds on any Payment Date will be the amount, if any, by which the Bond Balance exceeds the aggregate principal balance of the Mortgage Loans at the end of the related collection period. The effect of the Insurance Policy is to guarantee the timely payment of interest on, and the ultimate payment of the principal amount of the Bonds. The Insurance Policy will not cover interest shortfalls resulting from (i) the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended and (ii) prepayments or liquidations of the Mortgage Loans to the extent such shortfall exceeds both the Servicer's obligation to make a Compensating Interest Payment and Excess Cash available with respect to such Payment Date. The "Compensating Interest Payment" is an amount of interest remitted by the Servicer (not to exceed the servicing fee) to the Indenture Trustee for Mortgage Loans which have prepaid or liquidated or charged-off to ensure that a full month's interest is available for payment to the Bondholders on the applicable Payment Date.


                     DISTRIBUTIONS OF INTEREST AND PRINCIPAL

Payment of Interest

For each interest period prior to the Redemption Date, the Class A Bonds will be entitled to payment in respect of interest ("Bond Interest") at a per annum rate (the "Bond Interest Rate") equal to the lesser of (a) the One Month LIBOR plus [TBD] basis points (the "Class A Note Rate") and (b) and the Available Funds Cap. The "Available Funds Cap" is equal to the weighted average of the Mortgage Loan Rates, less approximately 1.1625%. Shortfalls due to the Available Fund Cap WILL NOT be carried forward.

Payment of Principal

On each Payment Date, Bonds will be entitled to Monthly Principal in reduction of the Bond Balance. "Monthly Principal" with respect to any Payment Date will be equal to the aggregate amounts collected, received or otherwise

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.




recovered in respect of the principal on the Mortgage Loans during the related collection period (excluding payments ahead), reduced by any Overcollateralization Surplus with respect to such Payment Date. The "Overcollateralization Surplus" for the Bonds on any Payment Date will be the amount, if any by which the Overcollateralization Amount on such Payment Date exceeds the then applicable Required Overcollateralization Amount.

Excess Cash - Overcollateralization

On each Payment Date, excess cash will be distributed as principal on the Class A Bonds in reduction of the Bond Balance, until the Overcollateralization Amount is equal to a target overcollateralization amount (the "Required Overcollateralization Amount"). This distribution of Excess Cash as principal will have the effect of accelerating the amortization of Class A Bonds relative to the outstanding aggregate principal balance of the Mortgage Loans. On any Payment Date in which the aggregate principal balance of the Mortgage Loans does not exceed the Class A Bond Balance by the Required Overcollateralization Amount excess cash will be distributed as principal to the Class A Bondholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount. During the step-down of the Overcollateralization Amount on any Payment Date, Monthly Principal will be reduced by any Overcollateralization Surplus; that is, principal distributions to Class A Bondholders will be less than total collections with respect to any principal on the Mortgage Loans during the related collection period, as principal will be distributed to the holder of residual interest in order to reduce the Overcollateralization Amount to the Required Overcollateralization Amount on such Payment Date.

Excess Cash on any Payment Date represents the excess of Available Funds (generally, the sum of amounts received for such Payment Date with respect to the Mortgage Loans, net of servicing fees and trustee fees ) over the sum of (x) amounts required to be paid to Bondholders in respect of Bond Interest and Monthly Principal and (y) amounts required to be paid to the Bond Insurer in respect of, among other things, the Bond Insurer Premium and reimbursement of any payments made pursuant to the Insurance Policy ("Insured Payments").

                             COLLATERAL DESCRIPTION

See attached.


                             THE SELLER AND SERVICER

National Mortgage Corporation, a Colorado corporation (the "Company"), originates, purchases and services and sells primarily first-lien residential mortgage loans made to borrowers whose borrowing needs are generally not being served by traditional financial institutions because of impaired or limited credit profiles ("Sub-prime Loans") . The Company was formed in 1991, initially with a view of servicing loans for which the borrowers' credit profiles conformed to Fannie Mae and Freddie Mac credit underwriting standards ("Conforming Loans"). In 1993, the Company shifted its business focus and commenced sub-prime lending and servicing operations.

The Company currently acquires its mortgage loans primarily through independent licensed mortgage brokers and also by purchasing mortgage loans from approved correspondents. All of the Company's brokers and correspondents are provided with the Company's written underwriting guidelines.

The Company has been servicing loans since its inception and as of June 30, 1997, had a sub-prime mortgage loan servicing portfolio of 2,577 loans with a principal balance of approximately $274 million and a conforming mortgage loans servicing portfolio of 4,566 loans with a principal balance of approximately $281 million. All loans are serviced of the Company's offices at Englewood, Colorado, utilizing the Alltel servicing software system (formerly Computer Power, Inc. or CPI). See attached for Sub-prime Loan servicing portfolio delinquency information.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
 The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
                                  Supplement.




SUB-PRIME SERVICING LOAN PORTFOLIO


                                            12/31/94     12/31/95      12/31/96      6/30/97
                                            --------     --------      --------      -------
Total principal balance                     $134,567    $ 178,743     $ 230,458     $ 273.847
Average portfolio principal balance(1)      $ 82,248    $ 177,084     $ 203,276     $ 238,155

DELINQUENCIES
30-59 Days:
 Principal Balance                          $  3,802    $   9,161     $   8,185     $   5,886
 Percent(2)                                     2.83%        5.13 %        3.55 %        2.15 %
60-89 Days:
 Principal Balance                          $    694    $     821     $     285     $     559
 Percent(2)                                     0.51%        0.46 %        0.12 %        0.20 %
90 days or more:
 Principal Balance                          $    467    $   1,473     $   4,369     $   4,816
 Percent(2)                                     0.35%        0.82 %        1.90 %        1.76 %
Total Delinquencies:
 Principal Balance                          $  4,964    $  11,455     $  12,840     $  11,261
 Percent(2)                                     3.69%        6.41 %        5.57 %        4.11 %
FORECLOSURES
 Principal Balance                          $  1,370    $   6,945     $  10,178     $   8,292
 Percent(2)                                     1.02%        3.89 %        4.42 %        3.03 %
REO                                         $     84    $   2,096     $   3,412     $   5,541
Net gains/(losses) on Liquidated Loans            --    $    (168)    $  (1,540)    $    (879)
% of net gains/(losses) on                        --        (0.10)%       (0.76)%       (0.74)%(3)
liquidated loans

(1) Calculated by summing the actual outstanding principal balances at the end of each month and dividing the total by the number of months in the applicable period.

(2) Percentages are expressed based upon the total outstanding principal balance at the end of the indicated period.

(3)      Annualized.

                              FOR INTERNAL USE ONLY
                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    09/15/97

                FUND AMERICA INVESTORS TRUST 1997-NMC1 ALL LOANS
                           09/01/97 Scheduled Balances

FIXED/ARM:                                   ARM
TOTAL CURRENT BALANCE:                       $110,925,309.50
TOTAL ORIGINAL BALANCE:                      $111,002,675.00
NUMBER OF LOANS:                                         864

AVERAGE CURRENT BALANCE:                     $    128,385.77          RANGE:  $24,000.00  -  $704,618.90
AVERAGE ORIGINAL BALANCE:                    $    128,475.32          RANGE:  $24,000.00  -  $705,000.00

WEIGHTED AVERAGE GROSS COUPON:                       9.90081%         RANGE:     7.55000  -     13.10000%

WEIGHTED AVERAGE GROSS MARGIN:                        5.9477%         RANGE:      4.2500  -       8.8000%
WEIGHTED AVERAGE MAX INT RATE:                       15.9319%         RANGE:     13.5500  -      19.1000%
WEIGHTED AVERAGE PERIOD RATE CAP:                     1.0152%         RANGE:      1.0000  -       1.5000%
WEIGHTED AVERAGE FIRST PERIOD CAP:                    2.3729%         RANGE:      1.0000  -       3.0000%

WEIGHTED AVERAGE NEXT RESET:                           17.23 months   RANGE:        1.00  -        36.00 months

WEIGHTED AVERAGE ORIGINAL LOAN TO VALUE:               79.97%         RANGE:       25.58  -        90.00%

WEIGHTED AVERAGE ORIGINAL TERM:                       360.00 months   RANGE:      360.00  -       360.00 months
WEIGHTED AVERAGE REMAINING TERM:                      358.67 months   RANGE:      349.00  -       360.00 months
WEIGHTED AVERAGE SEASONING:                             1.33 months   RANGE:        0.00  -        11.00 months

WEIGHTED AVERAGE RATE ADJUST FREQ:                         6 months   RANGE:           6  -            6 months

TOP STATE CONCENTRATIONS ($):                          32.03%  Colorado, 13.67%  Georgia, 8.62%  Connecticut 1.71%
MAXIMUM ZIP CODE CONCENTRATION ($):                    80123 (LITTLETON, CO)

FIRST PAY DATE:                                         Nov 01, 1996  -  Nov 01, 1997
MATURE DATE:                                            Oct 01, 2026  -  Oct 01, 2027
NEXT RATE ADJ DATE:                                     Oct 01, 1997  -  Sep 01, 2000


                                                            CURRENT
                                                       PRINCIPAL BALANCE    PCT($)     # OF LOANS   PCT(#)
                                                       -----------------    ------     ----------   ------
MONTHS DELINQUENT:       Current                         109,585,494.49      98.79          857      99.19
                         Delq:  30  Days                   1,339,815.01       1.21            7       0.81

FIXED/ARM:               ARM                             110,925,309.50     100.00          864     100.00

PRODUCT:                 2/28 6 Mo LIBOR                  74,829,227.43      67.46          621      71.88
                         3/27 6 Mo LIBOR                   1,526,949.79       1.38            9       1.04
                         6 Mo LIBOR                       34,569,132.28      31.16          234      27.08

INDEX:                   6 Mo LIBOR                      110,925,309.50     100.00          864     100.00

CURRENT BALANCE:            24,000  -    50,000            1,680,175.15       1.51           40       4.63
                            50,001  -   100,000           26,984,417.29      24.33          353      40.86
                           100,001  -   150,000           28,928,900.79      26.08          239      27.66
                           150,001  -   200,000           20,624,341.54      18.59          121      14.00
                           200,001  -   250,000           10,845,827.27       9.78           48       5.56
                           250,001  -   300,000            6,997,120.56       6.31           26       3.01
                           300,001  -   350,000            5,625,497.03       5.07           17       1.97
                           350,001  -   400,000            2,293,587.27       2.07            6       0.69
                           400,001  -   450,000            2,573,504.39       2.32            6       0.69
                           450,001  -   500,000            1,924,034.43       1.73            4       0.46
                           500,001  -   550,000              543,352.72       0.49            1       0.12
                           550,001  -   600,000              576,318.47       0.52            1       0.12
                           600,001  -   650,000              623,613.69       0.56            1       0.12
                           700,001  -   704,619              704,618.90       0.64            1       0.12

The information contained in the attached tables has been prepared based on information provided by National Mortgage Corporation and or one or more of its affiliates. See also Disclaimer on Page 1 of this Preliminary Term Sheet.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    09/15/97

                FUND AMERICA INVESTORS TRUST 1997-NMC1 ALL LOANS
                           09/01/97 Scheduled Balances

                                                           CURRENT
                                                      PRINCIPAL BALANCE    PCT($)     # OF LOANS   PCT(#)
                                                      -----------------    ------     ----------   ------
ORIGINAL BALANCE:           24,000  -   50,000            1,680,175.15       1.51           40       4.63
                            50,001  -  100,000           26,984,417.29      24.33          353      40.86
                           100,001  -  150,000           28,928,900.79      26.08          239      27.66
                           150,001  -  200,000           20,624,341.54      18.59          121      14.00
                           200,001  -  250,000           10,845,827.27       9.78           48       5.56
                           250,001  -  300,000            6,997,120.56       6.31           26       3.01
                           300,001  -  350,000            5,625,497.03       5.07           17       1.97
                           350,001  -  400,000            2,293,587.27       2.07            6       0.69
                           400,001  -  450,000            2,573,504.39       2.32            6       0.69
                           450,001  -  500,000            1,924,034.43       1.73            4       0.46
                           500,001  -  550,000              543,352.72       0.49            1       0.12
                           550,001  -  600,000              576,318.47       0.52            1       0.12
                           600,001  -  650,000              623,613.69       0.56            1       0.12
                           700,001  -  705,000              704,618.90       0.64            1       0.12

GROSS COUPON:              7.55000  -  8.00000            2,221,807.66       2.00            9       1.04
                           8.00001  -  8.50000            2,744,897.21       2.47           22       2.55
                           8.50001  -  9.00000            7,062,660.71       6.37           50       5.79
                           9.00001  -  9.50000           20,380,901.71      18.37          142      16.44
                           9.50001  - 10.00000           30,237,235.82      27.26          227      26.27
                          10.00001  - 10.50000           24,885,290.95      22.43          211      24.42
                          10.50001  - 11.00000           19,052,274.27      17.18          157      18.17
                          11.00001  - 11.50000            2,985,892.77       2.69           30       3.47
                          11.50001  - 12.00000              735,530.55       0.66            9       1.04
                          12.00001  - 12.50000              501,242.46       0.45            4       0.46
                          12.50001  - 13.00000               92,575.39       0.08            2       0.23
                          13.00001  - 13.10000               25,000.00       0.02            1       0.12

ORIGINAL TERM:            360                           110,925,309.50     100.00          864     100.00

REMAINING TERM:           349                               125,596.28       0.11            1       0.12
                          353                               160,077.80       0.14            2       0.23
                          354                                94,137.57       0.08            1       0.12
                          356                             1,547,208.61       1.39            7       0.81
                          357                            11,726,264.02      10.57           83       9.61
                          358                            33,159,204.77      29.89          256      29.63
                          359                            36,780,208.45      33.16          296      34.26
                          360                            27,332,612.00      24.64          218      25.23

SEASONING:                  0                            27,332,612.00      24.64          218      25.23
                            1                            36,685,094.84      33.07          295      34.14
                            2                            33,254,318.38      29.98          257      29.75
                            3                            11,726,264.02      10.57           83       9.61
                            4                             1,547,208.61       1.39            7       0.81
                            6                                94,137.57       0.08            1       0.12
                            7                               160,077.80       0.14            2       0.23
                           11                               125,596.28       0.11            1       0.12

INDEX:                    6 Mo LIBOR                    110,925,309.50     100.00          864     100.00

PROPERTY TYPE:            Single Family                 101,395,909.16      91.41          777      89.93
                          2-4 Units                       3,631,294.57       3.27           36       4.17
                          Condominium                     3,246,835.40       2.93           31       3.59
                          PUD                             1,986,580.72       1.79           12       1.39
                          Manufactured Housing              664,689.65       0.60            8       0.93

PURPOSE:                  Purchase                       58,275,155.96      52.54          470      54.40
                          Cash Out Refinance             33,934,024.31      30.59          251      29.05
                          Rate/Term Refinance            11,384,557.08      10.26           85       9.84
                          Debt Consolidation              7,331,572.15       6.61           58       6.71

OCCUPANCY:                Primary                       108,251,259.63      97.59          831      96.18
                          Investor                        1,794,048.58       1.62           21       2.43
                          Second Home                       880,001.29       0.79           12       1.39


The information contained in the attached tables has been prepared based on information provided by National Mortgage Corporation and or one or more of its affiliates. See also Disclaimer on Page 1 of this Preliminary Term Sheet.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    09/15/97

                FUND AMERICA INVESTORS TRUST 1997-NMC1 ALL LOANS
                           09/01/97 Scheduled Balances


                                                             CURRENT
                                                        PRINCIPAL BALANCE    PCT($)      # OF LOANS  PCT(#)
                                                        -----------------    ------      ----------  ------
DOCUMENTATION:            Full Documentation               69,384,714.14      62.55          572      66.20
                          Stated Documentation             33,532,556.71      30.23          244      28.24
                          Fast Documentation                8,008,038.65       7.22           48       5.56

PREPAY:                   2 YR PREPAYMENT PENALTY          36,707,860.09      33.09          306      35.42
                          1 YR PREPAYMENT PENALTY          32,966,630.21      29.72          249      28.82
                          NO PREPAYMENT PENALTY            26,886,910.77      24.24          183      21.18
                          3 YR PREPAYMENT PENALTY          13,879,375.90      12.51          123      14.24
                          5 YR PREPAYMENT PENALTY             484,532.53       0.44            3       0.35

ORIGINAL LTV:              25.58  -   30.00                    94,953.88       0.09            2       0.23
                           30.01  -   35.00                   443,849.13       0.40            6       0.69
                           35.01  -   40.00                   310,553.07       0.28            6       0.69
                           40.01  -   45.00                   719,544.08       0.65            4       0.46
                           45.01  -   50.00                   314,614.82       0.28            5       0.58
                           50.01  -   55.00                   853,334.78       0.77           10       1.16
                           55.01  -   60.00                 1,807,742.49       1.63           16       1.85
                           60.01  -   65.00                 5,520,199.51       4.98           45       5.21
                           65.01  -   70.00                 6,723,638.65       6.06           51       5.90
                           70.01  -   75.00                13,562,833.94      12.23          103      11.92
                           75.01  -   80.00                30,832,825.79      27.80          232      26.85
                           80.01  -   85.00                19,972,860.70      18.01          153      17.71
                           85.01  -   90.00                29,768,358.66      26.84          231      26.74

RATE ADJ FREQ:              6.00                          110,925,309.50     100.00          864     100.00

MAX INT RATE:             13.550  -  14.000                 2,221,807.66       2.00            9       1.04
                          14.001  -  14.500                 2,534,128.38       2.28           20       2.31
                          14.501  -  15.000                 6,601,132.45       5.95           47       5.44
                          15.001  -  15.500                19,860,412.94      17.90          140      16.20
                          15.501  -  16.000                29,496,469.87      26.59          223      25.81
                          16.001  -  16.500                25,129,686.16      22.65          211      24.42
                          16.501  -  17.000                19,967,958.02      18.00          161      18.63
                          17.001  -  17.500                 3,400,928.62       3.07           33       3.82
                          17.501  -  18.000                 1,022,141.01       0.92           12       1.39
                          18.001  -  18.500                   573,069.00       0.52            5       0.58
                          18.501  -  19.000                    92,575.39       0.08            2       0.23
                          19.001  -  19.100                    25,000.00       0.02            1       0.12

GROSS MARGIN:              4.250  -   4.500                   642,926.08       0.58            5       0.58
                           4.501  -   5.000                 6,504,711.65       5.86           42       4.86
                           5.001  -   5.500                21,041,978.72      18.97          159      18.40
                           5.501  -   6.000                41,033,432.31      36.99          304      35.19
                           6.001  -   6.500                30,102,683.94      27.14          256      29.63
                           6.501  -   7.000                 5,955,997.12       5.37           45       5.21
                           7.001  -   7.500                 3,500,669.42       3.16           29       3.36
                           7.501  -   8.000                 1,774,694.75       1.60           18       2.08
                           8.001  -   8.500                   233,415.51       0.21            3       0.35
                           8.501  -   8.800                   134,800.00       0.12            3       0.35

PERIODIC RATE CAP:         1.000                          107,563,244.39      96.97          841      97.34
                           1.500                            3,362,065.11       3.03           23       2.66

FIRST RATE CAP:            1.000                           34,675,442.67      31.26          235      27.20
                           2.000                              209,921.78       0.19            2       0.23
                           3.000                           76,039,945.05      68.55          627      72.57






The information contained in the attached tables has been prepared based on information provided by National Mortgage Corporation and or one or more of its affiliates. See also Disclaimer on Page 1 of this Preliminary Term Sheet. See also Disclaimer on Page 1 of this Preliminary Term Sheet.

                          ALL AMOUNTS SUBJECT TO CHANGE
                          PRELIMINARY INFORMATION SHEET
                                    09/15/97

                FUND AMERICA INVESTORS TRUST 1997-NMC1 ALL LOANS
                           09/01/97 Scheduled Balances

                                                             CURRENT
                                                        PRINCIPAL BALANCE    PCT($)    # OF LOANS    PCT(#)
                                                        -----------------    ------    ----------    ------
NEXT RATE ADJ DATE:      10/01/97                            125,596.28       0.11            1       0.12
                         11/01/97                            439,362.66       0.40            2       0.23
                         12/01/97                          3,531,512.73       3.18           19       2.20
                         01/01/98                          9,920,116.00       8.94           75       8.68
                         02/01/98                         11,028,090.95       9.94           76       8.80
                         03/01/98                          9,524,453.66       8.59           61       7.06
                         02/01/99                            160,077.80       0.14            2       0.23
                         03/01/99                             94,137.57       0.08            1       0.12
                         05/01/99                          1,107,845.95       1.00            5       0.58
                         06/01/99                          8,194,751.29       7.39           64       7.41
                         07/01/99                         22,857,625.08      20.61          179      20.72
                         08/01/99                         24,789,921.74      22.35          216      25.00
                         09/01/99                         17,534,868.00      15.81          153      17.71
                         10/01/99                             90,000.00       0.08            1       0.12
                         07/01/00                            509,501.60       0.46            3       0.35
                         08/01/00                            744,948.19       0.67            2       0.23
                         09/01/00                            272,500.00       0.25            4       0.46

STATE:                   Colorado                         35,530,194.75      32.03          268      31.02
                         Georgia                          15,163,466.71      13.67          124      14.35
                         Connecticut                       9,561,116.34       8.62           70       8.10
                         California                        9,172,986.06       8.27           58       6.71
                         Massachusetts                     8,441,838.20       7.61           68       7.87
                         Maryland                          5,681,426.18       5.12           34       3.94
                         Virginia                          4,598,017.26       4.15           27       3.13
                         Utah                              3,897,319.99       3.51           32       3.70
                         Rhode Island                      2,684,235.92       2.42           31       3.59
                         North Carolina                    2,034,466.26       1.83           20       2.31
                         Arizona                           1,869,867.88       1.69           21       2.43
                         Illinois                          1,834,269.84       1.65           14       1.62
                         New Mexico                        1,248,134.73       1.13            4       0.46
                         Oklahoma                          1,217,619.89       1.10            8       0.93
                         Florida                           1,097,156.57       0.99           13       1.50
                         Oregon                              825,146.48       0.74            9       1.04
                         Minnesota                           698,103.79       0.63            7       0.81
                         Wyoming                             632,561.77       0.57            9       1.04
                         Ohio                                535,943.21       0.48            2       0.23
                         District of Columbia                534,192.19       0.48            5       0.58
                         Texas                               520,159.06       0.47            6       0.69
                         New Hampshire                       473,786.73       0.43            5       0.58
                         Tennessee                           395,753.70       0.36            4       0.46
                         South Dakota                        349,145.00       0.31            5       0.58
                         Idaho                               342,642.39       0.31            3       0.35
                         South Carolina                      305,323.39       0.28            4       0.46
                         Washington                          291,021.71       0.26            2       0.23
                         Montana                             264,946.75       0.24            3       0.35
                         Nevada                              249,628.17       0.23            1       0.12
                         New York                            136,427.68       0.12            2       0.23
                         Indiana                              92,165.55       0.08            1       0.12
                         Nebraska                             91,963.82       0.08            1       0.12
                         Michigan                             63,171.73       0.06            1       0.12
                         Kansas                               55,109.80       0.05            1       0.12
                         Missouri                             36,000.00       0.03            1       0.12


The information contained in the attached tables has been prepared based on information provided by National Mortgage Corporation and or one or more of its affiliates. See also Disclaimer on Page 1 of this Preliminary Term Sheet. See also Disclaimer on Page 1 of this Preliminary Term Sheet.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by National Mortgage Corporation and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by National Mortgage Corporation . They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless other wise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

  FUND AMERICA INVESTORS TRUST COLLATERALIZED MORTGAGE OBLIGATIONS SERIES 1997
                                 NMC 1 CLASS A-1

                           PRICE-DM SENSITIVITY REPORT


                  Settlement                          10/01/97
                  Next Payment                        10/25/97
                  Class Balance                   $120,000,000
                  Dated Date                          09/30/97
                  Pass-Thru Margin                        0.21%
                  Accrued Days                               1
                  Cleanup Call                             Yes
                  Pricing Speed                     25% of CPR



---------------------------------------------------------------------------------------------------------------
FLAT PRICE                0% CPR      10% CPR      20% CPR      25% CPR      30% CPR      40% CPR      50% CPR
===============================================================================================================
 100.00                    0.210%       0.210%       0.210%       0.210%       0.210%       0.210%       0.210%
===============================================================================================================
WAL (YR)                   21.54         7.46         3.77         2.97         2.41         1.69         1.24
FIRST PRIN PAY          10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97
LAST PRIN PAY         10/25/2026   10/25/2016   09/25/2007   08/25/2005   02/25/2004   03/25/2002   01/25/2001
MDUR (YR)                  11.28         5.23         3.07         2.50         2.08         1.51         1.14
---------------------------------------------------------------------------------------------------------------

                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
      Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.















Prices, Bond Coupons and Pass-Through Margins are assumed for Computational Materials


These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets, Inc.

  FUND AMERICA INVESTORS TRUST COLLATERALIZED MORTGAGE OBLIGATIONS SERIES 1997
                                 NMC 1 CLASS A-1

                           PRICE-DM SENSITIVITY REPORT


                  Settlement                          10/01/97
                  Next Payment                        10/25/97
                  Class Balance                   $120,000,000
                  Dated Date                          09/30/97
                  Pass-Thru Margin                        0.21%
                  Accrued Days                               1
                  Cleanup Call                              No
                  Pricing Speed                      25% % CPR



---------------------------------------------------------------------------------------------------------------
FLAT PRICE                0% CPR      10% CPR      20% CPR      25% CPR      30% CPR      40% CPR      50% CPR
===============================================================================================================
 100.00                    0.210%       0.214%       0.219%       0.220%       0.221%       0.223%       0.224%
===============================================================================================================
WAL (YR)                   21.58         7.84         4.08         3.21         2.61         1.83         1.35
FIRST PRIN PAY          10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97     10/25/97
LAST PRIN PAY         08/25/2027   04/25/2026   01/25/2018   01/25/2014   02/25/2011   03/25/2007   10/25/2004
MDUR (YR)                  11.29         5.33         3.22         2.63         2.21         1.61         1.22
---------------------------------------------------------------------------------------------------------------

                "Full Price" = "Flat Price" + Accrued Interest.
   Duration and related sensitivities are calculated at midpoint price/yield.
      Maturity and Last Principal Pay Dates may be distorted by the use of collateral pool WAMs.















Prices, Bond Coupons and Pass-Through Margins are assumed for Computational Materials


These Computational Materials should be accompanied by a one page disclaimer which must be read in its entirety by the addressee of this communication. If such disclaimer is not attached hereto, please contact Greenwich Capital Markets, Inc.

GREENWICH CAPITAL MARKETS, INC.
FUND AMERICA INVESTORS TRUST 1997-NMC1

                                  # OF           PCT          CURRENT            PCT       GROSS         GROSS       LIFE
PRODUCT                          LOANS           (#)          BALANCE            ($)      COUPON        MARGIN        CAP
2/28 6 Mo LIBOR                   621           71.88      74,829,227.43        67.46    10.1110        6.0332      16.1547
3/27 6 Mo LIBOR                     9            1.04       1,526,949.79         1.38     9.3986        5.6231      15.3986
6 Mo LIBOR                        234           27.08      34,569,132.28        31.16     9.4680        5.7771      15.4733

                                  864          100.00     110,925,309.50       100.00     9.9008        5.9477      15.9319


SELLER'S RISK                     # OF           PCT          CURRENT            PCT
GRADE                            LOANS           (#)          BALANCE            ($)
A                                 536           62.04      73,309,903.47        66.09
A-                                155           17.94      19,547,684.79        17.62
B                                 100           11.57      11,119,951.73        10.02
C                                  47            5.44       4,686,784.80         4.23
D                                  26            3.01       2,260,984.71         2.04

                                  864          100.00     110,925,309.50       100.00


LOANS OVER $500,000

                            ORIGINAL         CURRENT               ORIG        GROSS         GROSS
                             BALANCE         BALANCE                LTV       COUPON        MARGIN
                           576,750.00      576,318.47              75.00       10.800        7.000
                           705,000.00      704,618.90              70.50        9.050        5.500
                           625,000.00      623,613.69              62.50        7.550        5.950
                           544,000.00      543,352.72              77.71       10.550        5.750
                           500,000.00      499,766.70              74.02        9.750        5.850

                         2,950,750.00    2,947,670.48              71.61       9.4700       5.9939

The information contained in the attached tables has been prepared based on information provided by National Mortgage Corporation and or one or more of its affiliates. See Disclaimer on attached page.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by National Mortgage Corporation and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by National Mortgage Corporation . They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions. Changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates significantly slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless other wise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                  page 2 of 2